Exhibit 10.2

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This Amendment to Convertible Promissory Note (this “Amendment”) is made and entered into as of October 16, 2017, by and between Apollo Medical Holdings, Inc., a Delaware corporation (“AMH”), and Alliance Apex LLC, a California limited liability company (“Alliance Apex”).

WHEREAS, Alliance Apex extended a loan to AMH in the original principal amount of Four Million Nine Hundred Ninety Thousand Dollars ($4,990,000), as evidenced by a certain Convertible Promissory Note dated March 30, 2017, between AMH and Alliance Apex (the “Note”). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Note.

WHEREAS, the Parties desire to amend the Note by extending the Maturity Date thereof as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Extension of Maturity Date. The reference to “December 31, 2017” in the definition of “Maturity Date” in the opening paragraph of the Note is hereby deleted and replaced with “March 31, 2018”.

2.          Effect of Amendment. Except as expressly set forth in this Amendment, the Note remains in full force and effect.

3.          Execution of Amendment; Counterparts; Electronic Signature. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of copies of this Amendment and signature pages by facsimile transmission, by electronic mail in portable document format form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes.

4.          Modification. This Amendment may not be amended except by a written amendment signed by all of the parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

“AMH”:		“Alliance Apex”:

APOLLO MEDICAL HOLDINGS, INC.		ALLIANCE APEX, LLC

By:	/s/ Warren Hosseinion	By:	/s/ Linda Dong
	Warren Hosseinion, M.D.		Linda Dong
	Chief Executive Officer		Manager